UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2021

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

8711 River Crossing Blvd. Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.

On April 28, 2021, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2021. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting of Shareholders held on April 28, 2021 (the “Annual Meeting”), the shareholders of the Company voted on three proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1.    To elect twelve directors to serve on the Company’s Board of Directors for a one-year term ending at the 2022 Annual Meeting of Shareholders and until their successors have been elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Case	327,022,842	1,091,586	370,561	15,922,642
James B. Connor	313,170,658	14,487,928	826,403	15,922,642
Tamara D. Fischer	327,287,444	827,686	369,859	15,922,642
Norman K. Jenkins	326,776,781	1,332,337	375,871	15,922,642
Kelly T. Killingsworth	327,738,720	372,600	373,669	15,922,642
Melanie R. Sabelhaus	322,189,194	5,914,354	381,441	15,922,642
Peter M. Scott, III	325,593,283	2,516,701	375,005	15,922,642
David P. Stockert	322,023,351	6,087,732	373,906	15,922,642
Chris T. Sultemeier	327,732,894	375,823	376,272	15,922,642
Michael E. Szymanczyk	327,250,992	849,992	384,005	15,922,642
Warren M. Thompson	327,735,077	373,712	376,200	15,922,642
Lynn C. Thurber	321,416,768	6,687,346	380,875	15,922,642

2.    To vote on an advisory basis to approve the compensation of the Company’s named executive officers as set forth in the 2021 proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
312,040,830	15,999,318	444,841	15,922,642

3.    To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2021:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
330,221,857	13,861,259	324,515	—

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated April 28, 2021, with respect to its financial results for the quarter ended March 31, 2021.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

_________________________
* The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION
By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP
By: Duke Realty Corporation, its general partner

By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 29, 2021